SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report: August 19, 1998
(Date of earliest event reported)


NOVASTAR MORTGAGE FUNDING CORPORATION (as depositor under the Trust Agreement, dated as of August 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of NovaStar Mortgage Funding Trust, Series 1998-2 Home-Equity Loan Asset-Backed Bonds)


              NovaStar Mortgage Funding Corporation
      (Exact name of registrant as specified in its charter)


          Delaware            333-44099           48-1195807
(State or Other Jurisdiction  (Commission     (I.R.S. Employer
     of Incorporation)        File Number)    Identification No.)


          1901 West 47th Street
               Suite 105
          Westwood, Kansas                                66205
(Address of Principal Executive Office)                (Zip Code)


Registrant's telephone number, including area code:(913) 514-3500

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               8.1 Opinion of Stinson, Mag & Fizzell, P.C. with respect to certain tax matters.

               23.1.     Consent of PricewaterhouseCoopers LLP,
     independent auditors of the Certificate Insurer with respect to NovaStar Mortgage Funding Trust, Series 1998-2 Home
     Equity Loan Asset-Backed Bonds.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NOVASTAR MORTGAGE FUNDING
                                    CORPORATION


                                   By: /s/ David J. Lee
                                        Name:     David J. Lee
                                        Title:    Vice President



Dated: August 19, 1998